UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 9, 2009 (September 9, 2009)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Ferrellgas, L.P.

 (Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Ferrellgas Partners, L.P. is providing the following supplemental information:

Cash and Cash Equivalents and Capitalization of Ferrellgas, L.P. on a Consolidated Basis

At July 31, 2009 (in thousands)
Cash and Cash Equivalents	$7,050

Debt:
Senior Unsecured Credit Facility, variable interest rates:
Revolving Facility due April 2010
Portion Classified as Short-term	66,159
Portion Classified as Long-term	88,541
Senior Notes:
Series C, 8.87%, due 2009	73,000
Series D, 7.24%, due 2010	82,000
Series E, 7.42%, due 2013	70,000
6.75%, notes due 2014, net of unamortized discount	423,542
Notes payable, due 2009 to 2016, net of unamortized discount	5,321
Total Debt	808,563
Total Partners’ Capital	421,610
Total Capitalization	$1,230,173

As of July 31, 2009, $37.0 million was funded under our accounts receivable securitization facility at an effective borrowing rate of 3.56%.

As of July 31, 2009, Ferrellgas Partners, L.P.:

• had total indebtedness of approximately $1,077.7 million;

• had availability under the existing senior unsecured credit facility of approximately $248.9 million; and

• had aggregate future minimum rental commitments under non-cancelable operating leases of approximately $67.6 million; provided, however, if Ferrellgas Partners, L.P. elects to purchase the underlying assets at the end of the lease terms, such aggregate buyout would be $19.4 million.

All of the indebtedness and other obligations described above are obligations of Ferrellgas, L.P. except for $268.0 million principal amount of senior debt due 2012 issued by Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp., a wholly-owned subsidiary of Ferrellgas Partners, L.P.  This $268.0 million in principal amount of senior notes also contains no sinking fund provisions.

On September 8, 2009, Ferrellgas, L.P. and several banks and other financial institutions executed into escrow a Credit Agreement (“Credit Agreement”) which will be released from escrow pending certain closing conditions.  The Credit Agreement is intended to replace our existing senior unsecured credit facility.

The Credit Agreement, at closing, will provide for a $400 million revolving credit facility with the entire amount available for loans and with a sublimit of $200 million for letters of credit.

The obligations under such credit facility will be secured by substantially all assets of Ferrellgas, L.P., Ferrellgas, Inc. and certain subsidiaries of Ferrellgas, L.P. but specifically excluding (a) assets that are subject to Ferrellgas, L.P.’s receivables securitization facility, (b) Ferrellgas, Inc.’s equity interest in Ferrellgas Partners, L.P. and (c) equity interest in certain unrestricted subsidiaries.  Such obligations will also be guaranteed by Ferrellgas, Inc. and certain subsidiaries of Ferrellgas, L.P.

The new senior secured revolving credit facility will mature on the third anniversary of the closing date for such facility.

Revolving loans under this new credit facility would bear interest, at Ferrellgas, L.P.’s option, at a rate equal to either (a) a base rate plus a margin varying from 2.50% to 3.25%, or (b) LIBOR plus a margin varying from 3.50% to 4.25%.  Base rate under this credit facility will be defined as the highest of the federal funds rate plus 0.50%, Bank of America’s prime rate (as of July 31, 2009, the federal funds rate and Bank of America’s prime were 0.18% and 3.25%, respectively), or one-month LIBOR plus 1%.

Outstanding letters of credit, which are considered usage of the revolving credit facility, will be priced at rates varying from 2.75% to 4.25% plus an additional fronting fee of 0.20%.  An annual commitment fee currently equal to 0.50% will be paid on any daily unused revolving credit capacity.

The Credit Agreement contains customary covenants including, but not limited to, covenants restricting the ability of Ferrellgas, L.P. and certain subsidiaries to: (1) incur certain debt, (2) grant certain liens, (3) enter into certain merger or consolidation transactions, (4) dispose of certain assets, (5) enter into certain affiliate transactions, and (6) enter into certain other restrictive agreements.

This Credit Agreement also requires us to satisfy certain financial covenants at the end of each fiscal quarter, including:

(1) Ferrellgas, L.P.’s ratio of Consolidated Funded Senior Secured Indebtedness to Consolidated EBITDA, all as defined in the Credit Agreement, for a four fiscal quarter period shall not exceed 2.50 to 1.00 or less;

(2) Ferrellgas, L.P.’s ratio of Consolidated EBITDA to Consolidated Interest Charges, all as defined in the Credit Agreement, shall not exceed 2.50 to 1.00; and

(3) Ferrellgas, L.P.’s ratio of Consolidated Funded Indebtedness to Consolidated EBITDA, all as defined in the Credit Agreement, for a four fiscal quarter period shall not exceed 5.00 to 1.00 or less.

The Credit Agreement has customary events of default, including but not limited to, the following:

• a failure to pay principal or premium or, within a grace period, the interest on any loan under the credit agreement;

• if a representation or warranty is proven to be incorrect or misleading when made;

• a change of control or the failure to observe or perform covenants or agreements;

• the commencement of proceedings under federal, state or foreign bankruptcy, insolvency, receivership or similar laws;

• inability or general failure to pay debts as they become due;

• the entry of one or more judgments for the payment of money in an aggregate uninsured amount equal to or greater than $25,000,000 that remains undischarged for 30 days; or

• suffering an event of default and the lapse of any applicable grace period under any other Indebtedness (as defined in the Credit Agreement) in excess of $25,000,000.

If an event of default occurs, then the lenders may: (1) terminate their commitments under the Credit Agreement, (2) declare any outstanding loans under the Credit Agreement to be immediately due and payable, and (3) foreclose on the collateral.

Limitation on Materiality and Incorporation by Reference

The information in this Current Report on Form 8-K related to Item 7.01 is being furnished to the SEC pursuant to Item 7.01 of Form 8-K and is not deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of Ferrellgas

Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of particular information in this Current Report pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

September 9, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

September 9, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

September 9, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

September 9, 2009	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director